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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 11, 2003

                                 WORKSTREAM INC.
               (Exact Name of Registrant as Specified in Charter)





               CANADA                    001-15503                  N/A
  (State or Other Jurisdiction of (Commission File Number)    (I.R.S. Employer
           Incorporation) No.)                                 Identification)




495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                 K2K-3G1
   (Address of Principal Executive Offices)                       (Zip Code)

                                 (613) 270-0619
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)     Exhibits

     99.1    Press Release issued on April 11, 2003 by the Company.

     99.2    Press Release issued on May 1, 2003 by the Company.

Item 9. Regulation FD Disclosure (Furnished Pursuant to Item 12. Results of Operations and Financial Condition)

     On April 11, 2003, Workstream Inc. (the "Company") issued a press release (the "Original Press Release") regarding its consolidated financial results for the third quarter ended February 28, 2003. The Original Press Release was attached as Exhibit 99.1 to the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission on April 11, 2003 and is furnished as Exhibit 99.1 to this report. Included in the Original Press Release were certain non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC ("Regulation G"). On May 1, 2003, the Company issued a press release which, among other things, reconciled the non-GAAP financial measures disclosed in the Original Press Release in accordance with Regulation
G. The full text of such press release is furnished as Exhibit 99.2 to this report.

     In accordance with the procedural guidance in Release Nos. 33-8216 and 34-47583, the information in this report is being furnished under "Item 9. Regulation FD" rather than under "Item 12. Results of Operations and Financial Condition."



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WORKSTREAM INC.



Dated May 2, 2003                         By:     /s/ Michael Mullarkey
                                                 ------------------------------
                                                 Name:  Michael Mullarkey
                                                 Title: Chief Executive Officer




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                                  Exhibit Index


Exhibit  No.       Description
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99.1               Press Release issued on April 11, 2003 by the Company.

99.2               Press Release issued on May 1, 2003 by the Company.






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